UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement and Related Agreements

On March 7, 2005, the Registrant entered into a Credit Agreement (the “Credit Agreement”) by and among the Registrant, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and as Lender (“JPMorgan”), and such other financial institutions as may from time to time become party thereto as lenders. The Credit Agreement provides for a $20 million senior term loan that is scheduled to mature on March 7, 2008. The Registrant may elect that the loan bear interest at a rate per annum equal to (i) the Adjusted Libor Rate, plus 1.75% (or, if debt to EBITDA is less than .50 to 1.00, 1.50%) or (ii) the prime rate, as announced by JPMorgan. The Credit Agreement requires the repayment by the Registrant of principal in quarterly installments of $1,666,667, commencing on June 30, 2005 and ending on March 31, 2008. Proceeds from the Credit Agreement will be used to finance the Acquisition (as defined and more fully described in Item 2.01 of this Current Report).

The Credit Agreement contains customary covenants including, among others, restrictions on the Registrant’s ability to pay dividends, incur additional indebtedness (other than subordinated indebtedness) or liens on the Registrant’s assets, make investments in excess of $2 million in the aggregate or make acquisitions in excess of $25 million in the aggregate or in excess of $5 million for any single transaction. The Credit Agreement also requires the Registrant to meet certain financial tests, including, a net income test, a net loss test, a minimum net worth test and a minimum cash balance test. The Credit Agreement contains customary events of default, including among other things, non payment of principal, interest, fees or other amounts when due, inaccuracy of representations and warranties, violation of covenants, a material adverse change, a change of control or the occurrence of a bankruptcy or ERISA event (as defined in the Credit Agreement). Upon an event of default, all amounts owing under the Credit Agreement shall immediately become due and payable and shall bear interest at a default rate equal to the then applicable rate of interest plus 2%.

The description of the Credit Agreement contained herein is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The obligations of the Registrant under the Credit Agreement are guaranteed by certain material subsidiaries of the Registrant (the “Material Subsidiaries”) pursuant to a Guaranty Agreement (the “Guaranty Agreement”), dated March 7, 2005, among the Material Subsidiaries in favor of JPMorgan. The obligations of the Registrant and the guarantee obligations of the Material Subsidiaries are secured by substantially all of the assets of the Registrant and the Material Subsidiaries pursuant to the Security Agreement (the “Security Agreement”) and the Pledge Agreement (the “Pledge Agreement”), each dated March 7, 2005, among the Registrant, the Material Subsidiaries and JPMorgan. The description of the Guaranty Agreement, the Security Agreement and the Pledge Agreement contained herein is qualified in its entirety by reference to those agreements, copies of which are filed herewith as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Registration Rights Agreement

On March 7, 2005, in connection with the closing of the Acquisition (as defined and more fully described in Item 2.01 of this Current Report), the Registrant entered into a Registration Rights Agreement, dated as of March 7, 2005 (the “Registration Rights Agreement”), by and among the Registrant, on the one hand, and Moffly-Creatas Investors, LLC, Creatas Management Investors LLC,

MCG Capital Corporation and Stoneybrook Creatas Investors (collectively, the “Holders”), on the other hand, and David Moffly, as Seller Representative. Pursuant to the Registration Rights Agreement, the Registrant has granted unlimited piggyback registration rights and a one time S-3 demand registration right to the Holders with respect to 1,483,074 shares (the “Shares”) of the Registrant’s common stock issued to the Holders in connection with the Acquisition. The Registration Rights Agreement also provides that the Registrant will use commercially reasonable efforts to effect the filing of a registration statement on Form S-3 with the Securities and Exchange Commission for the resale of the Shares on or before June 3, 2005, subject to certain excused delays as set forth in the Registration Rights Agreement. The description of the Registration Rights Agreement contained herein is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Effective as of March 7, 2005 and in connection with the Acquisition and the related Financing (each as defined in Item 2.01 of this Current Report), the Registrant terminated its $12 million secured revolving credit facility and its $11 million secured revolving credit facility (collectively, the “HSBC Credit Facilities”) with HSBC Bank USA (“HSBC”). The $12 million credit facility consisted of an $8 million revolving loan facility, borrowings under which were capped at the lesser of $8 million and 80% of the Registrant’s eligible accounts receivable, and a $4 million revolving loan facility. At the Registrant’s option, borrowings under this credit facility accrued interest either at a rate equal to HSBC’s prime rate or at a rate equal to LIBOR plus 2.0%. Borrowings under the $11 million credit facility accrued interest at a rate equal to LIBOR plus 1.35%.

The HSBC Credit Facilities contained customary covenants including, among others, restrictions on the Registrant’s ability to pay dividends, incur additional indebtedness or liens on the Registrant’s assets, make investments in excess of $1 million or make acquisitions in excess of $25 million in the aggregate or in excess of $5 million for any single transaction. The HSBC Credit Facilities also required the Registrant to meet certain financial tests, including a stockholders’ equity test, a quarterly net income test, an interest coverage ratio test and a fixed charge coverage ratio test.

The HSBC Credit Facilities were secured by all of the Registrant’s assets and by certain of the personal assets of Alan Meckler, the Chairman and Chief Executive Officer of the Registrant, and his wife. At the time of termination of the HSBC Credit Facilities, there were no loans outstanding and the liens in favor of HSBC with respect to the HSBC Credit Facilities have heretofore been released.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 7, 2005, the Registrant consummated the transactions contemplated by that certain Equity Purchase Agreement (the “Purchase Agreement”), dated as of February 12, 2005, by and among the Registrant, JupiterImages Corporation (a wholly owned subsidiary of the Registrant), the Company, Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation and the individual members of certain of the Sellers identified as Seller Parties on the signature pages thereto. The Purchase Agreement has previously been filed as Exhibit 10.1 of the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on February 15, 2005 and is incorporated herein by reference.

Pursuant to the Purchase Agreement, the Registrant acquired (the “Acquisition”) all of the outstanding equity interests of Creatas, L.L.C. (the “Company”), a Delaware limited liability company and the parent company of Dynamic Graphics, Inc. and PictureQuest Acquisition Company, L.L.C. The consideration paid by the Registrant consisted of cash in the amount of $38,175,000 and 1,483,074 unregistered shares of the Registrant’s common stock, for a total purchase price of approximately $60.4 million based on the closing price of the Registrant’s common stock on March 7, 2005, as reported by Nasdaq. The purchase price is subject to adjustment after the closing date based on the adjusted net assets of the Company as of the closing date. The Registrant financed the cash portion of the purchase price with cash on hand and a $20 million term loan (the “Financing”) under the Credit Agreement (as defined and as more fully described in Item 1.01 of this Current Report).

Creatas, L.L.C. is the parent company of Dynamic Graphics, Inc. and PictureQuest Acquisition Company, L.L.C. (collectively, “Dynamic Graphics Group”). Dynamic Graphics Group, a global media company, offers a variety of resources for the graphic design community including: royalty-free and rights-managed stock image content; royalty-free subscription image services; trade publications; and creative services events and training. Dynamic Graphics Group distributes innovative royalty-free content (photography, footage, illustration, typography and other design tools) through its Creatas brand. Dynamic Graphics Group also includes PictureQuest, an image resource distributing more than 500,000 royalty-free and rights-managed images, and provides images through its professional subscription images service, Liquid Library. Dynamic Graphics Group publishes STEP Inside Design Magazine, Dynamic Graphics Magazine, SBS Digital Design newsletter and Photoshop Fix newsletter. In addition, the company offers design workshops and seminars conducted by industry leaders through its Dynamic Graphics Training. Dynamic Graphics Group is headquartered in Peoria, Illinois, and has offices in New York, Washington D.C., London, Sydney and Munich. The company is also represented through an extensive worldwide distribution network in 46 countries that extends across North, South and Central America, Europe, Asia, Australia and other key global locations.

Item 2.03. Creation of a Direct Financial Obligation

On March 7, 2005, in connection with the Acquisition (as defined and more fully described in Item 2.01 of this Current Report), the Registrant borrowed $20 million (the “Loan”) under the Credit Agreement (as defined in item 1.01 of this Current Report). The terms of the Credit Agreement are more fully described in Item 1.01 of this Current Report. The Loan currently bears interest at JPMorgan’s prime rate and matures on March 31, 2008. Interest plus a principal payment of $1,666,667 is due quarterly, commencing June 30, 2005.

Item 3.02. Unregistered Sales of Equity Securities

On March 7, 2005, as partial consideration for the Acquisition (as defined and more fully described in Item 2.01 of this Current Report), the Registrant issued an aggregate of 1,483,074 unregistered shares (the “Shares”) of the Registrant’s common stock to Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation and Stoneybrook Creatas Investors (collectively, the “Holders”). The Shares were issued in a private transaction to a limited number of investors pursuant to an exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder. No general solicitation or advertising was used in connection with the issuance of the Shares. Each of the Holders is an “accredited investor” within the meaning of Regulation 501 promulgated under the Securities Act with access to all relevant information necessary to evaluate the investment in the Shares.

Item 7.01. Regulation FD Disclosure

On March 7, 2005, the Registrant issued a press release announcing the closing of the acquisition of Creatas, L.L.C., a Delaware limited liability company and the parent company of Dynamic Graphics, Inc. and PictureQuest Acquisition Company, L.L.C. The acquisition is more fully described in Item 2.01 of this Current Report. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 73 days after the date of this filing.

(b) Pro forma financial information.

The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 73 days after the date of this filing.

(c) Exhibits:

10.1 Credit Agreement, dated March 7, 2005, among Jupitermedia Corporation, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and as Lender, and such other financial institutions as may from time to time become party thereto as lenders.

10.2 Guaranty Agreement, dated March 7, 2005, among Jupitermedia Corporation’s Material Subsidiaries party thereto as guarantors in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3 Security Agreement, dated March 7, 2005, among Jupitermedia Corporation, as borrower, the Material Subsidiaries party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4 Pledge Agreement, dated March 7, 2005, among Jupitermedia Corporation, as borrower, the Material Subsidiaries party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.5 Registration Rights Agreement, dated as of March 7, 2005, by and among Jupitermedia Corporation, Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation, David Moffly and Stoneybrook Creatas Investors.

10.6 Equity Purchase Agreement, dated as of February 12, 2005, by and among Jupitermedia Corporation, JupiterImages Corporation, Creatas, L.L.C., Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation and the members of certain sellers identified on the signature pages thereto (previously filed as Exhibit 10.1 of the Current Report on Form 8-K filed by the Registrant on February 15, 2005).

99.1 Press Release, dated March 7, 2005, of Jupitermedia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By	/s/ Christopher S. Cardell
Christopher S. Cardell
President

Date: March 9, 2005

EXHIBIT INDEX

Exhibit:
10.1	Credit Agreement, dated March 7, 2005, among Jupitermedia Corporation, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and as Lender, and such other financial institutions as may from time to time become party thereto as lenders.

10.2	Guaranty Agreement, dated March 7, 2005, among Jupitermedia Corporation’s Material Subsidiaries party thereto as guarantors in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3	Security Agreement, dated March 7, 2005, among Jupitermedia Corporation, as borrower, the Material Subsidiaries party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4	Pledge Agreement, dated March 7, 2005, among Jupitermedia Corporation, as borrower, the Material Subsidiaries party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.5	Registration Rights Agreement, dated as of March 7, 2005, by and among Jupitermedia Corporation, Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation, David Moffly and Stoneybrook Creatas Investors.

10.6	Equity Purchase Agreement, dated as of February 12, 2005, by and among Jupitermedia Corporation, JupiterImages Corporation, Creatas, L.L.C., Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation and the members of certain sellers identified on the signature pages thereto (previously filed as Exhibit 10.1 of the Current Report on Form 8-K filed by the Registrant on February 15, 2005).

99.1	Press Release, dated March 7, 2005, of Jupitermedia Corporation.